Exhibit 99.2
Presentation to Investors TOWER GROUP, INC. to acquire Specialty Underwriters' Alliance Inc. June 23, 2009 TOWER GROUP, INC.

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of Tower or SUA may include forward-looking statements that reflect Tower's or SUA's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward- looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower, SUA or the combined company to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain governmental approvals or rulings on or regarding the transaction on the proposed terms and schedule; the failure of the stockholders of SUA to approve the merger; the failure to satisfy the closing conditions to the transaction; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. tax authorities may view the tax treatment of the merger and/or the other transactions contemplated by the merger agreement differently from Tower's and SUA's tax advisors; costs relating to the transaction; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of Tower and SUA anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of Tower's or SUA's investments; changes in regulations or laws applicable to Tower or SUA or their respective subsidiaries, brokers or customers, including tax laws in the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of Tower's or SUA's reinsurers to pay claims timely or at all; decreased demand for Tower's or SUA's insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under Tower's or SUA's insurance policies or the policies that it reinsures; changes in accounting policies or practices; changes in general economic conditions, including inflation; and other events and factors disclosed previously and from time to time in Tower's or SUA's filings with the SEC, including Tower's and SUA's Annual Reports on Form 10-K for the year ended December 31, 2008. Forward-looking statements speak only as of the date on which they are made, and neither Tower nor SUA undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The proposed merger will be submitted to stockholders of SUA for their consideration. In connection with the proposed merger, Tower and SUA will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4, a proxy statement/prospectus and other relevant documents. Stockholders of SUA are urged to read the registration statement, the proxy statement/prospectus and all other documents which will be filed with the SEC regarding the proposed merger when they become available because they will contain important information. Stockholders will be able to obtain a free copy of the registration statement, proxy statement/prospectus (when available), as well as other filings containing information about Tower and SUA, without charge, at the SEC's Internet site (www.sec.gov). Copies of the registration statement, proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by accessing the companies' websites: http://www.twrgrp.com/ or http://www.suainsurance.com/ SUA, its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the stockholders of SUA in respect of the proposed merger. Information regarding SUA's directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission on April 1, 2009. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

Presentation Outline Tower and SUA Overview Transaction Overview Transaction Benefits and Rationale - Tower Transaction Benefits and Rationale - SUA Summary

TOWER AND SUA OVERVIEW

Snapshot of Companies Exchange / Ticker NASDAQ / TWGP NASDAQ / SUAI Shares Outstanding 40.3 MM shares 15.8 MM shares Market Capitalization1 $970.6 MM $62.6 MM Stockholders Equity Per Share2 $19.46 $8.73 Book Value2 $786.9 MM $138.1 MM Debt / Total Capitalization 23.0% 0.0% 2008 Total Premiums3 $805.0 MM $146.2 MM 1. As of 6/19/09 2. As of 3/31/09 3. Gross Premiums Written - Insurance Segment plus Premiums produced by Tower Risk Management

Overview of Tower ("TWGP") Specialty property and casualty insurance company and service provider headquartered in New York City (rated A- by A.M. Best) National presence Number of employees: Approximately 700 Tower differentiation Diversified business platform Favorable ROE High growth platform Favorable underwriting track record Well established acquisition track record

Superior Performance vs. Industry 2004 2005 2006 2007 2008* 1Q 2009 Tower 0.329 0.454 0.262 0.444 0.323 0.343 P&C Industry 0.044 0 0.04 -0.008 -0.008 Total Premium Growth 2004 2005 2006 2007 2008* 1Q 2009 Tower 0.756 0.881 0.876 0.837 0.824 0.867 P&C Industry 0.989 1.012 0.924 0.956 1.047 Combined Ratio Sources: AM Best and Company Data. 2004-08 Industry premiums represent net premiums written, SNL Data *2008 Estimated for P&C Industry data (AM Best). Operating Return on Equity IPO: $127 MM raised Follow-on offering: $95 MM raised

Tower Group Track Record Since IPO Book Value Per Share Diluted Operating EPS Per Share *Book value per share on a pro forma basis for the acquisition of CastlePoint.

Overview of SUA Formed in 2004 to write specialty program business for niche customer classes in the following segments: PEOs Temporary Staffing Public Entities Not-for-Profit Trucking Towing Small Contractors E-Comp Over 140 employees Rated B+ (Good) by A.M. Best Strong distribution relationships through 9 Partner Agents Licensed in 45 states and DC 2008 GPW LOB Breakdown 2008 GPW Geo. Breakdown Combined Ratio Breakdown

TRANSACTION OVERVIEW

Transaction Summary Transaction Tower Group, Inc. (TWGP) to acquire Specialty Underwriters' Alliance Inc. (SUAI) Purchase Price of approximately $107 million for 100% stock Valuation $6.72 per SUAI share based on TWGP's closing price on 06/19/2009 Final price is based on the 15 day volume weighted average price measured 5 days prior to close Consideration Fixed ratio of 0.28 TWGP shares for every SUAI share if TWGP's VWAP is between $23.25 and $27.75 $7.77 per SUAI share if TWGP's VWAP is at or above $27.75 $6.51 per SUAI share if TWGP's VWAP is between $20.00 and $23.25 0.3255 TWGP shares for every SUAI share if TWGP's VWAP is below $20.00 Expected Closing Year end 2009 Approvals SUAI stockholder approval and customary regulatory approvals Financing No external financing required 1 1. Based on TWGP's closing stock price on 6/19/09 of $24.00 2. Volume weighted average price (VWAP) for the purposes of computing the applicable exchange ratio for 15 consecutive trading days preceding the 5th trading day prior to closing 2

TRANSACTION BENEFITS AND RATIONALE - Tower

Financially Compelling - Tower Increased capitalization Increases Tower's Stockholders' equity by 13% from $787 million at 03/31/09 to approximately $890 million on a pro forma basis Cost of raising capital is less than a normal capital raise via follow on offering Accretive to BVPS and EPS BVPS expected to be accretive at the time of close 2010 EPS guidance is $3.50 to $3.70 Guidance reflects short-term effects of additional shares issued and gradual reduction of SUA's expense ratio throughout 2010 Excludes effects of future actions in 2009 and 2010, including acquisitions, changes in reinsurance and capital management

Diversified Business Platform Segment Markets Based Upon Premium Size, Pricing and Coverage Tier Access Multiple Distribution Systems Expand Product Lines and Industry Classes of Business Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers Compensation Commercial Auto Personal: Homeowners Personal: Auto Industry Automotive Construction Manufacturing Office & Services Real Estate Retail Wholesale Territory Northeast Southeast South West Premium Size Small Medium Large Pricing & Coverage Tier Preferred Standard Non-Standard E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents Small Insurance Companies Expand Geographically Leveraging Existing Products Midwest West

Tower's Acquisition Strategy Expand Our Diversified Business Platform Geographical expansion to establish a local presence throughout the country (5 regions). Gain underwriting expertise or established books of business to further broaden our product offerings. Access capital from acquired companies at attractive valuations Create long-term stockholder value by: Reducing target's expense ratio through Tower's greater scale, business processes and technology. Increasing target's growth by cross-selling products as well as accessing Tower's higher rating and capital base. Reallocate capital to higher margin business.

Tower's Successful Acquisition Track Record Empire renewal rights - 2001 Expanded retail distribution system Successfully re-underwrote business to achieve less than 90% combined ratio OneBeacon renewal rights - 2004 Expanded throughout New York State; established two new branch offices Successfully re-underwrote business to achieve less than 90% combined ratio Preserver - 2007 Increased rating from a B++ to an A- by A.M. Best and Company Expanded Northeast footprint Reduced expense ratio from 40% to 30% within 12 months CastlePoint Holdings - 2009 Increased capitalization to finance acquisitions Expanded into specialty business Reallocated capital from reinsurance to primary insurance and to finance acquisitions Hermitage - 2009 Increased rating from a B++ to an A- by A.M. Best and Company Expanded E&S capability Projected to reduce expense ratio from 40% to 30% in 2009

Key Operational Benefits Creation of a separate, specialty profit center Less reliant on Tower's brokerage division for internal resources to support growth Allows Tower to take advantage of strong pipeline of opportunities Establishes a Midwest regional office to support continued geographical expansion Tower's brokerage insurance business will be expanded by utilizing SUA's underwriting staff to offer our broad product lines to wholesale and retail agents in the Midwest where Tower does not have an operating presence.

Action Steps to Achieve Greater Value Factors SUA Pre-Transaction Combined Post-Transaction Action Steps Gross Written Premium $146 million (2008) Over $1.4 billion after consolidation of specialty units Cross-sell Access to higher pooled rating Expense Ratio Above 40% Below 30% Access greater scale, efficient business processes and technology Business Model Niche program underwriter; single distribution channel Diversified Business and multiple distribution channels Allocate capital to profitable market segments using Tower's diversified business model Combined Ratio 100%+ 88% - 90% Maintain loss ratio while reducing expense ratio Return on Equity 5.5% 15%+ Achieved through combination of all action steps

TRANSACTION BENEFITS AND RATIONALE - SUA

Financially Compelling - SUA Immediate appreciation 87% premium to the 30 day average closing price Increased liquidity and market capitalization from Tower shares Market capitalization - over $1 billion Shares outstanding and float - 40.4 million / 91% Average trading volume - 345K 3 month average Track record - 180% appreciation since 10/04 IPO Potential for additional post-closing value from ownership of Tower stock (2010E) Increase in EPS to $3.50 to $3.70 range - 6.7x forward P/E based upon $24 share price ROE - 15% post-closing; 16% to 18% target Growth - 15% to 20% Profitability - 90% or lower combined ratio

Key Operational Benefits - SUA Access to higher pooled rating and capitalization Access to Tower's A- rating by A.M. Best Company allows SUA to expand its business On a pro forma basis as of 3/31/09, Tower's stockholders' equity increases by 13% from $787 million to approximately $890 million Access to diversified business platform allows more effective market cycle management by allocating capital to profitable market segments Over $1B GWP Separate segments - brokerage and specialty Geographical diversification - national Multiple distribution channels - retail, wholesale and managing general agencies

SUMMARY

Summary Financially compelling transaction Immediate stock appreciation and upside potential to SUA Accretive to Tower's Book Value and EPS Key operational benefits Tower - strengthens Specialty division and establishes Midwest presence SUA - Access to higher rating to expand business and lower expense ratio through scale Combination provides scale, efficiency and profitable growth

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